Form of Limited Power of Attorney
LIMITED POWER OF ATTORNEY FOR CARL AARON HESS
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents, that the undersigned hereby makes, constitutes and
appoints each of Walter W. Bardenwerper, James S. Minogue, Karl Chen
and
Cynthia W. Boyle, each acting individually, as the undersigned's true and lawful
attorney-in-fact, with full power and authority as hereinafter described on
behalf of and in the name, place and stead of the undersigned to:
(1)        prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5
(including any amendments thereto), including applications for Form ID,
and
any documents necessary to facilitate the filing of Section 16 reports, with
respect
to the securities of Watson Wyatt Worldwide, Inc., a Delaware corporation (the "Company"), with the United States Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange Act of 1934 and
the
rules
and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");
(2) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators
and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies
any such release of information; and
(3)        perform any and all other acts which in the discretion
of such
attorney-in-fact are necessary or desirable for and on behalf of the undersigned
in connection with the foregoing.
The undersigned acknowledges that:
(1)        this Limited Power of Attorney authorizes, but does
not require, each
such attorney-in-fact to act in their discretion on information provided
to such
attorney-in-fact without independent verification of such information;
(2) any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;
(3)        neither the Company nor either of such attorneys-in-fact
assumes
(i) any liability for the undersigned's responsibility to comply with the
requirement of the Exchange Act, (ii) any liability of the undersigned for
any failure to comply with such requirements, or (iii) any obligation
or
liability of the undersigned for profit disgorgement under
Section 16(b)
of the Exchange Act; and
(4)        this Limited Power of Attorney does not relieve the
undersigned
from responsibility for compliance with the undersigned's obligations under
the Exchange Act, including without limitation the reporting requirements
under Section 16 of the Exchange Act.
The undersigned hereby gives and grants each of the foregoing attorneys-in-
fact full power and authority to do and perform all and every act and thing
whatsoever requisite, necessary or appropriate to be done in and about the
foregoing matters as fully to all intents and purposes as the undersigned
might or could do if present, hereby ratifying all that each such attorney-
in-fact of, for and on behalf of the undersigned, shall lawfully do or cause
to be done by virtue of this Limited Power of Attorney.
This Limited Power of Attorney shall remain in full force and effect until
revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Limited Power of
Attorney to
be executed as of this   21st   day of April , 2008.


/s/ Carl Aaron Hess

Signature

Carl Aaron Hess

Print Name


STATE OF NEW YORK                )
                                 )
COUNTY OF BRONX                  )

On this   21 day of April, 2008,   Carl Aaron Hess personally
appeared
before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.
IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/  Susan R. Kersting

Notary Public

My Commission Expires: 05-01-10



Notary Public
Notary Public State of New York

[SEAL]
Susan R. Kersting
Notary Public  State of New York
No. 01KE6040921
Qualified in Bronx County
My Commission Expires May 1, 2010